Financial Highlights S-1 Consolidated Balance Sheets S-2 Consolidated Statements of Comprehensive Income S-3 Consolidated Statements of Funds from Operations S-4 Owned Properties Results of Operations S-5 Same Store Owned Properties Operating Expenses S-6 Seasonality of Operations S-7 Owned Development Update S-8 Third-Party Development Update S-9 Management Services Update S-10 Capital Structure S-11 Interest Coverage S-12 Capital Allocation – Long Term Funding Plan (2021-2023) S-13 Outlook - Summary (Q1 and Q2 2021) S-14 Outlook - Detail (Q1 and Q2 2021) S-15 Detail of Property Groupings S-16 Definitions S-17 Investor Information S-19 Table of Contents Q1 Supplemental Package April 19, 2021

Financial Highlights ($ in thousands, except share and per share data) S-1 Operating Data Three Months Ended March 31, 2021 2020 $ Change % Change Total revenues $ 232,722 $ 249,404 $ (16,682) (6.7%) Operating income 46,401 115,486 (69,085) (59.8%) Net income attributable to ACC 15,618 80,855 (65,237) (80.7%) Net income per share - basic and diluted 0.11 0.58 Funds From Operations ("FFO") 1 81,161 95,935 (14,774) (15.4%) FFO per share - diluted 1 0.58 0.69 (0.11) (15.9%) Funds From Operations - Modified ("FFOM") 1 79,464 98,662 (19,198) (19.5%) FFOM per share - diluted 1 0.57 0.70 (0.13) (18.6%) Market Capitalization and Unsecured Notes Covenants 2 March 31, 2021 December 31, 2020 Debt to total market capitalization 38.0% 37.8% Net debt to EBITDA 3 8.9x 8.3x Unencumbered asset value to total asset value 86.8% 86.5% Total debt to total asset value 41.9% 41.2% Secured debt to total asset value 7.2% 7.4% Unencumbered asset value to unsecured debt 250.0% 255.3% Interest coverage 3 3.3x 3.5x 1. Refer to page S-4 for a reconciliation to net income, the most directly comparable GAAP measure. 2. Refer to the definitions outlined on pages S-17 and S-18 for detailed definitions of terms appearing on this page. 3. Refer to calculations on page S-12, including a reconciliation to net income and interest expense, the most directly comparable GAAP measures.

Consolidated Balance Sheets ($ in thousands) S-2 March 31, 2021 December 31, 2020 (unaudited) Assets Investments in real estate Owned properties, net $ 6,713,529 $ 6,721,744 On-campus participating properties, net 67,445 69,281 Investments in real estate, net 6,780,974 6,791,025 Cash and cash equivalents 41,111 54,017 Restricted cash 24,118 19,955 Student contracts receivable, net 13,642 11,090 Operating lease right of use assets 1 456,860 457,573 Other assets 1 202,003 197,500 Total assets $ 7,518,708 $ 7,531,160 Liabilities and equity Liabilities Secured mortgage and bond debt, net $ 634,406 $ 646,827 Unsecured notes, net 2,376,527 2,375,603 Unsecured term loans, net 199,560 199,473 Unsecured revolving credit facility 462,500 371,100 Accounts payable and accrued expenses 58,232 85,070 Operating lease liabilities 2 490,582 486,631 Other liabilities 2 163,408 185,352 Total liabilities 4,385,215 4,350,056 Redeemable noncontrolling interests 24,754 24,567 Equity: American Campus Communities, Inc. and Subsidiaries stockholders' equity: Common stock 1,378 1,375 Additional paid in capital 4,472,867 4,472,170 Common stock held in rabbi trust (4,326) (3,951) Accumulated earnings and dividends (1,382,492) (1,332,689) Accumulated other comprehensive loss (20,259) (22,777) Total American Campus Communities, Inc. and 3,067,168 3,114,128 Subsidiaries stockholders' equity Noncontrolling interests - partially owned properties 41,571 42,409 Total equity 3,108,739 3,156,537 Total liabilities and equity $ 7,518,708 $ 7,531,160 1. For purposes of calculating net asset value ("NAV") at March 31, 2021, the company excludes other assets of approximately $2.2 million related to net deferred financing costs on its revolving credit facility and the net value of in-place leases, as well as operating lease right of use assets disclosed above. 2. For purposes of calculating NAV at March 31, 2021, the company excludes other liabilities of approximately $46.7 million related to deferred revenue and fee income, as well as operating lease liabilities disclosed above.

Consolidated Statements of Comprehensive Income

(Unaudited, $ in thousands, except share and per share data)

	Three Months Ended March 31,		
	2021	2020	$ Change
Revenues			
Owned properties [1]	$ 218,444	$ 232,811	$ (14,367)
On-campus participating properties	8,958	10,709	(1,751)
Third-party development services	1,959	2,055	(96)
Third-party management services	3,361	3,829	(468)
Total revenues	**232,722**	**249,404**	**(16,682)**
Operating expenses (income)			
Owned properties	93,991	92,474	1,517
On-campus participating properties	3,290	3,366	(76)
Third-party development and management services	5,387	6,207	(820)
General and administrative [2]	12,328	10,158	2,170
Depreciation and amortization	68,117	66,169	1,948
Ground/facility leases	3,208	4,069	(861)
Gain from disposition of real estate	—	(48,525)	48,525
Total operating expenses	**186,321**	**133,918**	**52,403**
Operating income	**46,401**	**115,486**	**(69,085)**
Nonoperating income (expenses)			
Interest income	220	851	(631)
Interest expense	(28,977)	(27,783)	(1,194)
Amortization of deferred financing costs	(1,319)	(1,287)	(32)
Loss from extinguishment of debt [3]	—	(4,827)	4,827
Total nonoperating expenses	**(30,076)**	**(33,046)**	**2,970**
Income before income taxes	16,325	82,440	(66,115)
Income tax provision	(340)	(379)	39
Net income	**15,985**	**82,061**	**(66,076)**
Net income attributable to noncontrolling interests	(367)	(1,206)	839
Net income attributable to ACC, Inc. and Subsidiaries common stockholders	**$ 15,618**	**$ 80,855**	**$ (65,237)**
Other comprehensive income (loss)			
Change in fair value of interest rate swaps and other	2,518	(9,801)	12,319
Comprehensive income	**$ 18,136**	**$ 71,054**	**$ (52,918)**
Net income per share attributable to ACC, Inc. and Subsidiaries common stockholders			
Basic and Diluted	**$ 0.11**	**$ 0.58**	
Weighted-average common shares outstanding			
Basic	**137,711,965**	**137,477,169**	
Diluted	**139,008,642**	**138,587,513**	

1. Refer to page S-5 for more detail regarding the impact of the COVID-19 pandemic on revenues for our same store portfolio.
2. The three months ended March 31, 2021 include an estimated $1.2 million related to the anticipated settlement of a litigation matter, $0.9 million in consulting, legal and other related costs incurred in relation to stockholder engagement activities in preparation for the company's 2021 annual stockholders' meeting, and $0.5 million in accelerated amortization of unvested restricted stock awards due to the pending retirement of the company's President in August 2021. The three months ended March 31, 2020 include $1.1 million related to the settlement of a litigation matter.
3. The three months ended March 31, 2020 amount represents the loss associated with the January 2020 redemption of the company's $400 million 3.35% Senior Notes originally scheduled to mature in October 2020.

S-3

Consolidated Statements of Funds from Operations ("FFO")
(Unaudited, $ in thousands, except share and per share data)

	Three Months Ended March 31, 2021	2020	$ Change
Net income attributable to ACC, Inc. and Subsidiaries common stockholders	$ 15,618	$ 80,855	$ (65,237)
Noncontrolling interests' share of net income	367	1,206	(839)
Joint Venture ("JV") partners' share of FFO			
JV partners' share of net income	(300)	(916)	616
JV partners' share of depreciation and amortization	(1,892)	(1,965)	73
	(2,192)	(2,881)	689
Gain from disposition of real estate	—	(48,525)	48,525
Total depreciation and amortization	68,117	66,169	1,948
Corporate depreciation [1]	(749)	(889)	140
FFO attributable to common stockholders and OP unitholders	**81,161**	**95,935**	**(14,774)**
Elimination of operations of on-campus participating properties ("OCPPs")			
Net income from OCPPs	(2,954)	(3,706)	752
Amortization of investment in OCPPs	(2,042)	(2,037)	(5)
	76,165	90,192	(14,027)
Modifications to reflect operational performance of OCPPs			
Our share of net cashflow [2]	139	860	(721)
Management fees and other	508	583	(75)
Contribution from OCPPs	647	1,443	(796)
Elimination of loss from extinguishment of debt [3]	—	4,827	(4,827)
Elimination of litigation settlement expense [4]	1,200	1,100	100
Stockholder engagement and other proxy advisory costs [5]	914	—	914
Executive retirement charges [6]	538	—	538
Funds from operations-modified ("FFOM") attributable to common stockholders and OP unitholders	**$ 79,464**	**$ 97,562**	**$ (18,098)**
FFO per share - diluted	**$ 0.58**	**$ 0.69**	
FFOM per share - diluted	**$ 0.57**	**$ 0.70**	
Weighted-average common shares outstanding - diluted	**139,512,359**	**139,091,230**	

1. Represents depreciation on corporate assets not added back for purposes of calculating FFO.
2. 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures which is included in ground/facility leases expense in the accompanying consolidated statements of comprehensive income.
3. The three months ended March 31, 2020 amount represents the loss associated with the January 2020 redemption of the company's $400 million 3.35% Senior Notes originally scheduled to mature in October 2020.
4. Represents expenses associated with the actual or estimated settlements of litigation matters that are included in general and administrative expenses in the accompanying consolidated statements of comprehensive income.
5. Represents consulting, legal, and other related costs incurred in relation to stockholder engagement activities in preparation for the company's 2021 annual stockholders' meeting.
6. Represents accelerated amortization of unvested restricted stock awards due to the pending retirement of the company's President in August 2021.

S-4

Owned Properties Results of Operations [1]
($ in thousands)

	Three Months Ended March 31,			
	2021	2020	$ Change	% Change
Owned properties revenues				
Same store properties [2]	$ 215,132	$ 229,921	$ (14,789)	**(6.4%)**
New properties	3,312	189	3,123	
Sold properties and other [3]	—	2,701	(2,701)	
Total revenues	**$ 218,444**	**$ 232,811**	**$ (14,367)**	**(6.2%)**
Owned properties operating expenses				
Same store properties [4]	$ 91,516	$ 91,065	$ 451	**0.5%**
New properties	2,404	339	2,065	
Sold properties and other [3]	71	1,070	(999)	
Total operating expenses	**$ 93,991**	**$ 92,474**	**$ 1,517**	**1.6%**
Owned properties net operating income				
Same store properties	$ 123,616	$ 138,856	$ (15,240)	**(11.0%)**
New properties	908	(150)	1,058	
Sold properties and other [3]	(71)	1,631	(1,702)	
Total net operating income	**$ 124,453**	**$ 140,337**	**$ (15,884)**	**(11.3%)**

1. Refer to page S-16 for detail of our store groupings.
2. The most significant impacts to our same store property revenues resulting from COVID-19 are as follows:
   - Approximately $1.3 million in rent refunds was provided to tenants at our on-campus ACE properties during the three months ended March 31, 2021, which was offset by $0.5 million of reimbursements from University partners to assist in the financial impacts of dedensification requirements.
   - Approximately $0.8 million in rent was forgiven during the three months ended March 31, 2021 as part of our Resident Hardship Program for residents and families at our same store properties who experienced financial hardship due to COVID-19.
3. Includes one property sold in 2020, as well as professional fees related to the operation of consolidated joint ventures that are included in owned properties operating expenses in the accompanying consolidated statements of comprehensive income (refer to page S-3). Does not include the allocation of payroll and other administrative costs related to corporate management and oversight.
4. Refer to page S-6 for detail of same store operating expenses.

S-5

Same Store Owned Properties Operating Expenses 1 2 ($ in thousands, except per bed amounts) S-6 Three Months Ended March 31, 2021 2020 Total Per Bed $ Change From Prior Year % Change From Prior Year % of Total Operating Expenses Total Per Bed % of Total Operating Expenses Property taxes $ 22,666 $ 238 $ 582 2.6% 25% $ 22,084 $ 232 24% Utilities 18,703 196 (200) (1.1%) 20% 18,903 198 21% General & administrative and other 18,233 191 (1,714) (8.6%) 20% 19,947 209 22% Payroll 17,986 189 (100) (0.6%) 20% 18,086 190 20% Repairs and maintenance 7,444 78 1,641 28.3% 8% 5,803 61 6% Marketing 3,427 36 (296) (8.0%) 4% 3,723 39 4% Insurance 3,057 32 538 21.4% 3% 2,519 26 3% Total same store owned operating expenses $ 91,516 $ 960 $ 451 0.5% 100% $ 91,065 $ 955 100% Same store owned beds 95,351 1. Refer to the definition of operating expenses on page S-18 for a detailed description of items included in the various expense categories. 2. Refer to page S-16 for detail of our same store groupings.

Seasonality of Operations [1]
($ in thousands, except per bed amounts)

	Three Months Ended					
	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	Total/Weighted Average-Last 12 Months
2021 Same Store Properties						
Average number of owned beds	95,351	95,351	95,351	95,351	95,351	95,351
Average physical occupancy for the quarter	*97.0%*	*85.0%*	*84.6%*	*90.5%*	*90.3%*	*87.6%*
Rental revenue per occupied bed per month [2]	$ 787	$ 711	$ 745	$ 786	$ 786	$ 758
Rental revenue	$ 218,361	$ 172,900	$ 180,243	$ 203,449	$ 203,038	$ 759,630
Other income [3]	11,560	4,491	10,906	11,272	12,094	38,763
Total revenue	$ 229,921	$ 177,391	$ 191,149	$ 214,721	$ 215,132	$ 798,393
Property operating expenses	91,065	84,890	104,487	91,290	91,516	372,183
Net operating income	$ 138,856	$ 92,501	$ 86,662	$ 123,431	$ 123,616	$ 426,210
Operating margin	*60.4%*	*52.1%*	*45.3%*	*57.5%*	*57.5%*	*53.4%*
2021 New Properties						
Average number of owned beds	—	519	1,863	2,483	3,467	2,083
Average physical occupancy for the quarter	*—%*	*1.0%*	*13.6%*	*14.6%*	*14.6%*	*13.5%*
Rental revenue per occupied bed per month [2]	$ —	$ 450	$ 1,388	$ 1,198	$ 1,339	$ 1,301
Rental revenue	$ —	$ 7	$ 1,055	$ 1,303	$ 2,033	$ 4,398
Other income [3]	189	90	128	2,044	1,279	3,541
Total revenue	$ 189	$ 97	$ 1,183	$ 3,347	$ 3,312	$ 7,939
Property operating expenses	339	811	1,849	2,342	2,404	7,406
Net operating (loss) income	$ (150)	$ (714)	$ (666)	$ 1,005	$ 908	$ 533
Operating margin	*(79.4%)*	*(736.1%)*	*(56.3%)*	*30.0%*	*27.4%*	*6.7%*
ALL PROPERTIES						
Average number of owned beds	95,351	95,870	97,214	97,834	98,818	97,434
Average physical occupancy for the quarter	*97.0%*	*84.6%*	*83.2%*	*88.6%*	*87.6%*	*86.0%*
Rental revenue per occupied bed per month [2]	$ 787	$ 711	$ 747	$ 787	$ 790	$ 760
Rental revenue	$ 218,361	$ 172,907	$ 181,298	$ 204,752	$ 205,071	$ 764,028
Other income [3]	11,749	4,581	11,034	13,316	13,373	42,304
Total revenue	$ 230,110	$ 177,488	$ 192,332	$ 218,068	$ 218,444	$ 806,332
Property operating expenses	91,404	85,701	106,336	93,632	93,920	379,589
Net operating income	$ 138,706	$ 91,787	$ 85,996	$ 124,436	$ 124,524	$ 426,743
Operating margin	*60.3%*	*51.7%*	*44.7%*	*57.1%*	*57.0%*	*52.9%*
Sold properties and other [4]						
Total revenue	$ 2,701	$ —	$ —	$ —	$ —	$ —
Property operating expenses	1,070	48	182	81	71	382
Net operating income (loss)	$ 1,631	$ (48)	$ (182)	$ (81)	$ (71)	$ (382)

1. Refer to page S-16 for detail of our store groupings.
2. Rental revenue per occupied bed per month is calculated based upon our net student rental revenue earned during the respective quarter divided by average monthly occupied beds over the periods presented.
3. Other income is all income other than net student rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, income from retail tenants, and the provision for uncollectible accounts.
4. Includes properties sold during the periods presented and costs related to the operation of consolidated joint ventures as noted on page S-5.

S-7

Owned Development Update
($ in thousands)

RECENTLY COMPLETED PROJECTS

Project	Location	Primary University / Market Served	Project Type	Beds	Total Project Cost [1]	Construction Completed
Disney College Program Phase III	Orlando, FL	*Walt Disney World®* Resort	ACE	984	$ 54,400	January 2021

OWNED DEVELOPMENT PROJECTS UNDER CONSTRUCTION [2]

Project	Location	Primary University / Market Served	Project Type	Beds	Estimated Project Cost [1]	Total Costs Incurred as of March 31, 2021 [3]	Scheduled Completion
Disney College Program Phases IV-V [4]	Orlando, FL	*Walt Disney World®* Resort	ACE	2,385	$ 136,000	$ 132,851	May & Aug 2021
Disney College Program Phases VI-VIII [5]	Orlando, FL	*Walt Disney World®* Resort	ACE	3,235	193,000	147,834	Jan, May & Aug 2022
Disney College Program Phases IX-X [6]	Orlando, FL	*Walt Disney World®* Resort	ACE	2,209	122,700	69,653	Jan & May 2023
				7,829	$ 451,700	$ 350,338	

1. In certain instances at ACE properties, the company agrees to construct spaces within the property that will ultimately be owned, managed, and funded by the universities or ground lessors. Such spaces include but are not limited to dining, childcare, retail, academic, and office facilities. Total and Estimated Project Cost excludes the costs of the construction of such facilities, as they will be reimbursed by the ground lessors.
2. Does not include land parcels in eleven markets totaling $77.6 million.
3. Includes $347.4 million in construction in progress ("CIP") and excludes $4.7 million of CIP balances related to ongoing renovation projects at operating properties. Total consolidated CIP as of March 31, 2021 was $352.1 million.
4. Phase IV, with estimated project costs of $84.5 million and 1,521 beds, is scheduled for occupancy in May 2021. Phase V, with estimated project costs of $51.5 million and 864 beds, is scheduled for occupancy in August 2021.
5. Phase VI, with estimated project costs of $61.3 million and 867 beds, is scheduled for occupancy in January 2022. Phase VII, with estimated project costs of $90.3 million and 1,632 beds, is scheduled for occupancy in May 2022. Phase VIII, with estimated project costs of $41.4 million and 736 beds, is scheduled for occupancy in August 2022.
6. Phase IX, with estimated project costs of $81.5 million and 1,473 beds, is scheduled for occupancy in January 2023. Phase X, with estimated project costs of $41.2 million and 736 beds, is scheduled for occupancy in May 2023.

S-8

Third-Party Development Update
($ in thousands)

	Three Months Ended March 31,		
	2021	2020	$ Change
Development services revenue[1]	$ 1,959	$ 2,055	$ (96)
% of total revenue	0.8%	0.8%	

CONTRACTED PROJECTS IN PROGRESS

Project	Location	Primary University Served	Beds	Total Fees	Fees Earned as of March 31, 2021	Fees Earned in Current Year	Remaining Fees as of March 31, 2021	Scheduled Completion
University of California - Riverside North District Phase I	Riverside, CA	University of California, Riverside	1,502	$ 6,700	$ 5,460	$ 568	$ 1,240	September 2021
Georgetown University - Capitol Campus Housing	Washington, D.C.	Georgetown University	476	3,000	1,900	149	1,100	August 2022
Concordia University Phase II	Austin, Texas	Concordia University	235	1,300	780	780	520	August 2022
			2,213	$ 11,000	$ 8,140	$ 1,497	$ 2,860	

ON-CAMPUS AWARD PIPELINE [2]

Project	Location	Anticipated Financing Structure	Anticipated Commencement	Targeted Completion	Estimated Fees
Upper Hearst Development for the Goldman School of Public Policy	Berkeley, CA	Third-party	2021 / 2022	Summer 2023 / 2024	$3,000
University of California Irvine Phase V	Irvine, CA	Third-party	2021 / 2022	Summer 2023 / 2024	$5,200
Princeton University Lake Campus Graduate Housing	Princeton, NJ	Third-party	Q4 2021 / Q1 2022	Fall 2023	$6,000
Drexel University - Kelly Hall Renovation	Philadelphia, PA	Third-party	Q4 2021 / Q1 2022	Fall 2023	$1,800
MIT Family & Graduate Housing	Cambridge, MA	ACE	Q1 2022	Fall 2024	N/A
Northeastern University - Phase II	Boston, MA	ACE	Q1 / Q2 2022	Fall 2024	N/A
University of California Berkeley Master Development - Phase I	Berkeley, CA	ACE	2022	Fall 2024	N/A
University of California Berkeley Master Development - Future Phases[3]	Berkeley, CA	TBD	TBD	TBD	TBD
University of California Riverside Master Development[3]	Riverside, CA	Third-party	TBD	TBD	TBD
West Virginia University Master Development[3]	Morgantown, WV	TBD	TBD	TBD	TBD
Virginia Commonwealth University (Honors College)	Richmond, VA	TBD	TBD	TBD	TBD

1. The three months ended March 31, 2021 and 2020 amounts include $0.4 million of construction savings revenue related to one project delivered in Fall 2020 and $0.7 million of construction savings revenue related to one project delivered in Fall 2019, respectively.
2. These awards relate to speculative development projects that are subject to final determination of feasibility, negotiation, final award, procurement rules and other applicable law, execution and closing of definitive agreements on terms acceptable to the company, and fluctuations in the construction and financing markets. Anticipated commencement and fees are dependent upon the availability of project financing, which is affected by current capital market conditions. Anticipated commencement and targeted completion dates for certain projects have been delayed due to disruption associated with COVID-19.
3. These projects include multiple phases to be completed over several years. The full scope, transaction structure, feasibility, fees, and timing will be negotiated.

S-9

Management Services Update ($ in thousands) S-10 Three Months Ended March 31, 2021 2020 $ Change Management services revenue $ 3,361 $ 3,829 $ (468) % of total revenue 1.4% 1.5% NEW / PENDING MANAGEMENT CONTRACTS Project Location Primary University / Market Served Approximate Beds Stabilized Annual Fees 1 Actual or Anticipated Commencement Granville Towers Chapel Hill, NC University of North Carolina, Chapel Hill 1,315 $ 490 February 2021 University of California - Riverside North District Phase I Riverside, CA University of California, Riverside 1,502 540 September 2021 Georgetown University - Capitol Campus Housing Washington, D.C. Georgetown University 476 400 September 2022 3,293 $ 1,430 DISCONTINUED MANAGEMENT CONTRACTS Project Location Primary University / Market Served Beds 2021 Fee Contribution Prior to Termination Discontinued As Of Garden Village Berkeley, CA University of California, Berkeley 236 $ 50 April 2021 Independence Place Columbus, GA Columbus State University 555 80 June 2021 791 $ 130 1. Stabilized annual fees are dependent upon the achievement of normalized occupancy levels.

Capital Structure as of March 31, 2021 [1]

($ in millions, except per share data)

Market Capitalization & Unsecured Notes Covenants		
Total Debt [2]	$	3,697
Total Equity Market Value [3]		6,026
Total Market Capitalization		9,723
Debt to Total Market Capitalization		38.0%
Net Debt to EBITDA [4]		8.9x
Total Asset Value [5]	$	8,820
Unencumbered Asset Value		7,658
Unencumbered Asset Value to Total Asset Value		86.8%

	Requirement	Current Ratio
Total Debt to Total Asset Value	≤ 60%	41.9%
Secured Debt to Total Asset Value	≤ 40%	7.2%
Unencumbered Asset Value to Unsecured Debt	> 150%	250.0%
Interest Coverage [4]	> 1.5x	3.3x

		Principal Outstanding [2]	Weighted Average Interest Rate	Average Term To Maturity
Mortgage Loans [6]	$	552	4.2% [7]	5.2 Yrs
Unsecured Revolving Credit Facility		463	1.3%	1.0 Yrs
Unsecured Term Loan		200	2.5%	1.2 Yrs
Unsecured Notes		2,400	3.7%	6.0 Yrs
On-Campus Participating Properties		82	4.3%	14.5 Yrs
Total/Weighted Average	**$**	**3,697**	**3.4%**	**5.2 Yrs**

Variable Rate Debt as % of Total Debt [8] **12.6%**

Debt Maturity Schedule



Unsecured Notes
Unsecured Term Loans
Mortgage Loans
On-Campus Participating Properties
Unsecured Revolving Credit Facility
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$65
$200
$463
$25
$400
$9
$400
$132
$8
$400
$400
$26
$330
$800
$39
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030+

Weighted Average Interest Rate Of Debt Maturing Each Year

	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030+
Fixed Rate Debt	4.8%	2.7%	3.8%	4.2%	N/A	3.7%	3.6%	4.1%	N/A	3.4%
Total Debt	4.8%	1.8%	3.8%	4.2%	7.6%	3.7%	3.6%	4.0%	N/A	3.4%

1. Refer to the definitions outlined on pages S-17 and S-18 for detailed definitions of terms appearing on this page.
2. Excludes net unamortized debt premiums related to mortgage loans assumed in connection with acquisitions of $1.3 million, unamortized original issue discount on unsecured notes of $5.6 million, and unamortized deferred financing costs of $19.6 million.
3. Based on share price of $43.17 and fully diluted share count of 139,585,183 as of March 31, 2021. Assumes conversion of 503,717 common and preferred Operating Partnership units and 1,215,674 unvested restricted stock awards.
4. Refer to calculations on page S-12, including a reconciliation to net income and interest expense, the most directly comparable GAAP measures.
5. Excludes accumulated depreciation of $1.8 billion, receivables and intangible assets, net of accumulated amortization, of $72.1 million, and lease-related right of use assets of $456.9 million.
6. Includes $330.0 million of mortgage debt related to the ACC / Allianz joint venture of which the company has a 55% interest.
7. Including the amortization of net debt premiums related to mortgage loans assumed in connection with property acquisitions, the effective interest rate for fixed rate mortgage loans is 4.0%.
8. The company's variable rate debt consists of the unsecured revolving credit facility and $1.8 million of mortgage debt at one of our on-campus participating properties.

S-11

Interest Coverage [1]
($ in thousands)

	Three Months Ended				
	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	Last Twelve Months
Net (loss) income attributable to ACC, Inc. and Subsidiaries common stockholders	$ (13,344)	$ (19,515)	$ 24,807	$ 15,618	$ 7,566
Net (loss) income attributable to noncontrolling interests	(2,078)	(1,909)	(174)	367	(3,794)
Interest expense	27,168	29,056	28,500	28,977	113,701
Income tax provision	381	373	216	340	1,310
Depreciation and amortization	66,441	67,369	67,724	68,117	269,651
Amortization of deferred financing costs	1,255	1,349	1,368	1,319	5,291
Share-based compensation	4,439	3,502	3,495	5,148	16,584
Earnings Before Interest, Taxes, Depreciation, and Amortization ("EBITDA")	**$ 84,262**	**$ 80,225**	**$ 125,936**	**$ 119,886**	**$ 410,309**
Pro-forma adjustments to EBITDA [2]					691
Adjusted EBITDA					**$ 411,000**
Interest expense from consolidated statement of comprehensive income	$ 27,168	$ 29,056	$ 28,500	$ 28,977	$ 113,701
Amortization of mortgage debt premiums/discounts	1,000	1,000	1,317	395	3,712
Capitalized interest	3,396	2,833	2,654	2,532	11,415
Change in accrued interest payable	(3,638)	(322)	(6,761)	9,248	(1,473)
Cash Interest Expense	**$ 27,926**	**$ 32,567**	**$ 25,710**	**$ 41,152**	**$ 127,355**
Pro-forma adjustments to Cash Interest Expense [2]					(899)
Adjusted Interest Expense					**$ 126,456**
Interest Coverage					**3.3x**

1. Refer to pages S-17 and S-18 for detailed definitions of terms appearing on this page.
2. Adjustment to reflect all acquisitions, development deliveries, dispositions, debt repayments, and debt refinancings as if such transactions had occurred on the first day of the 12 month period presented.

S-12

Capital Allocation – Long Term Funding Plan (2021-2023)

($ in millions)

Sources and Uses for Development - As of March 31, 2021

	Estimated Project Cost	Total Costs Incurred	Remaining Capital Needs
Estimated Capital Uses[1]:			
Disney Internships & College Program Housing			
Phases IV-V (2021 deliveries)	$ 136	$ 133	$ 3
Phases VI-VIII (2022 deliveries)	193	148	45
Phases IX-X (2023 deliveries)	123	70	53
Total	$ 452	$ 351	**$ 101**

Estimated Sources through 2023:	Capital Sources
Cash and Cash Equivalents as of March 31, 2021	$ 41
Estimated Cash Flow Available for Investment - through 2023 [2]	186
Anticipated Debt (Repayment) / Funding - through 2023 [3]	(503) to (303)
Anticipated Capital Recycling and/or Equity Funding - through 2023 [3]	377 to 177
Total	**$ 101**

Selected Credit Metrics [4]

Credit Metric:	**March 31, 2021**	**Pro Forma [5]**
Total Debt to Total Asset Value	41.9%	36.0% - 39.0%
Net Debt to EBITDA [6]	8.9x	5.8x - 6.2x

Note: This analysis demonstrates the anticipated funding mix for the developments currently committed, underway, or with expected starts in the current year. As future developments commence, they are expected to be funded via additional dispositions, joint ventures, free cash available for investment, and/or capital market transactions. Due to the negative impacts of COVID-19 on the available cash flow for investment in 2020 per footnote 2 below, the Estimated Cash Flow Available for Investment through 2023 assumes available cash flow in 2021 is consistent with levels experienced in 2020, followed by a gradual recovery to fully normalized levels by 2023. For purposes of calculating the pro forma Net Debt to EBITDA ratio, EBITDA has been normalized for the COVID-19 related impacts on revenue and operating expenses and assumes the original underwritten EBITDA for the development properties delivered in 2020 and beyond.

1. Includes owned development projects under construction and management's Estimated Project Cost for future development deliveries that are expected to commence construction during the current year, as disclosed on page S-8.
2. Available cash flow is derived from disclosures in our 2020 Form 10-K and is calculated as net cash provided by operating activities of $351.1 million, excluding changes in working capital of $40.9 million plus interest rate swap related items of $1.7 million, less dividend payments of $260.8 million, less principal payments on debt of $11.9 million, less recurring capital expenditures of $20.8 million. This calculation results in available cash flow for investment in 2020 of $15.0 million. The global disruption associated with the COVID-19 pandemic could have a material impact on the company's future cash flows and liquidity position, the magnitude of which is uncertain. Therefore, no assurances can be made that future cash flows will be consistent with historical levels or will return to normalized levels as assumed for purposes of the analysis above.
3. Reflects the company's current anticipated capital sources to fund committed developments through 2023. The actual mix of capital sources may vary based on prevailing capital market conditions and the company's balance sheet management strategy.
4. Refer to definitions outlined on pages S-17 and S-18 for detailed definitions of terms appearing on this page.
5. Ratios represent the pro forma impact of development deliveries and funding alternatives assumed in the Sources and Uses table. The lower end of the pro forma leverage ranges assumes remaining capital needs in excess of debt are funded with equity, while the higher end assumes remaining needs in excess of debt are funded with dispositions. Actual ratios will vary based on the timing of construction funding, future cash flow available for investment, and the ultimate mix of sources from debt, equity, joint ventures, or dispositions.
6. Refer to page S-12 for a reconciliation of EBITDA to net income, the most directly comparable GAAP measure.

S-13

Outlook - Summary (Q1 and Q2 2021) [1]

($ in thousands, except share and per share data)

	Q1 2021 Guidance		Q2 2021 Guidance	
	Low	High	Low	High
Net income (loss)	$ 12,400	$ 15,600	$ (19,300)	$ (14,500)
Noncontrolling interests' share of net income (loss)	300	300	(1,400)	(1,400)
Joint Venture ("JV") partners' share of FFO				
JV partners' share of net (income) loss	(300)	(300)	1,500	1,500
JV partners' share of depreciation and amortization	(1,900)	(1,900)	(1,900)	(1,900)
	(2,200)	(2,200)	(400)	(400)
Total depreciation and amortization	67,800	67,800	68,500	68,500
Corporate depreciation	(800)	(800)	(700)	(700)
FFO	**77,500**	**80,700**	**46,700**	**51,500**
Elimination of operations from on-campus participating properties ("OCPP")	(4,800)	(4,800)	(200)	(200)
Contribution from OCPPs	1,100	1,100	900	900
Stockholder engagement and other proxy advisory costs [2]	900	900	—	—
Executive retirement charges [3]	—	—	1,300	1,300
Funds from operations - modified ("FFOM")	**$ 74,700**	**$ 77,900**	**$ 48,700**	**$ 53,500**
Net income per share - diluted	**$ 0.09**	**$ 0.11**	**$ (0.14)**	**$ (0.10)**
FFO per share - diluted	**$ 0.56**	**$ 0.58**	**$ 0.33**	**$ 0.37**
FFOM per share - diluted	**$ 0.54**	**$ 0.56**	**$ 0.35**	**$ 0.38**
Weighted-average common shares outstanding - diluted	**139,576,200**	**139,576,200**	**139,651,100**	**139,651,100**

1. The company believes that the financial results for the three months ended June 30, 2021 may be affected by a number of factors, many of which are directly related to the ongoing financial impacts associated with COVID-19. Such factors include:
   - national and regional economic trends and events;
   - the level of lease terminations, rent refunds, and/or abatements granted to student and commercial tenants;
   - economic hardship experienced by student and commercial tenants and its ultimate effect on rent collections and thus the provision for uncollectible accounts;
   - canceled or delayed third-party development projects;
   - reduced revenues at our third-party managed properties resulting in reduced third-party management fee income;
   - the impact of any stimulus payments that may be received by the company, our tenants, and/or our University partners under the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act") and any future similar governmental actions;
   - any increase in, or reduction to, operating expenses as a result of COVID-19;
   - the amount of summer camps and conference revenue earned, if any;
   - the amount of leasing and related fees earned for the 2021-2022 academic year, which are affected by the timing and velocity of the company's leasing process;
   - the timing and amount of any acquisitions, dispositions or joint venture activity;
   - interest rate risk;
   - the timing of commencement and completion of construction on owned development projects;
   - university enrollment, funding and policy trends;
   - the amount of income recognized by the taxable REIT subsidiaries and any corresponding income tax expense;
   - the outcome of legal proceedings arising in the normal course of business; and
   - the finalization of property tax rates and assessed values in certain jurisdictions.
2. Represents consulting, legal, and other related costs incurred in relation to stockholder engagement activities in preparation for the company's 2021 annual stockholders' meeting.
3. Represents accelerated amortization of unvested restricted stock awards due to the pending retirement of the company's President in August 2021.

S-14

Outlook - Detail (Q1 and Q2 2021)

($ in thousands, except share and per share data)

FFOM Guidance	As Reported	Q1 2021 Guidance		Q2 2021 Guidance		Assumptions & Other
	Three months ended March 31, 2021	Three months ended March 31, 2021		Three Months Ended June 30, 2021		
		Low	High	Low	High	
Owned properties [1]						
2021 same store properties						
Same store revenue	$ 215,132	$ 212,500	$ 214,400	$ 187,200	$ 190,200	
% growth	*(6.4)%*	*(7.6)%*	*(6.8)%*	*5.6 %*	*7.2 %*	
Same store operating expenses	(91,516)	(92,000)	(91,100)	(92,300)	(91,400)	
% growth	*0.5 %*	*1.0 %*	*— %*	*8.8 %*	*7.7 %*	
Same store net operating income ("NOI")	$ 123,616	$ 120,500	$ 123,300	$ 94,900	$ 98,800	
% growth	*(11.0)%*	*(13.2)%*	*(11.2)%*	*2.6 %*	*6.8 %*	
2021 new properties NOI	$ 908	$ 400	$ 800	$ (200)	$ 700	Includes ($1.2) - ($0.6) million in the second quarter of negative NOI contribution from the completed phases of the Disney College Program project.
Other	$ (71)	$ (100)	$ (100)	$ (100)	$ (100)	Includes recurring professional fees related to the operation of the ACC/Allianz joint venture.
Total owned properties NOI	$ 124,453	$ 120,800	$ 124,000	$ 94,600	$ 99,400	
Third-party development services revenue	$ 1,959	$ 1,500	$ 1,500	$ 900	$ 900	The first quarter includes $0.8 million in development fees recognized in association with the commencement of construction of the Concordia University project.
Third-party management services revenue	$ 3,361	$ 2,900	$ 3,100	$ 2,500	$ 2,700	
Third-party development and mgmt. services expenses	$ (5,387)	$ (5,600)	$ (5,700)	$ (5,200)	$ (5,300)	
General and administrative expenses	$ (12,328)	$ (10,800)	$ (11,000)	$ (11,900)	$ (12,100)	Actual G&A for the first quarter includes $1.2 million in costs associated with an anticipated litigation settlement, $0.9 million in stockholder engagement and other proxy advisory costs, and $0.5 million in executive retirement charges. Second quarter guidance includes $1.3 million in executive retirement charges in G&A. All of these items are eliminated for the purposes of calculating FFOM.
Ground/facility leases expense	$ (3,208)	$ (3,600)	$ (3,600)	$ (3,400)	$ (3,400)	
Less: OCPP ground/facility leases expense	$ 139	$ 500	$ 500	$ 500	$ 500	
Interest income	$ 220	$ 100	$ 100	$ 100	$ 100	Excludes on-campus participating properties ("OCPPs") for the purposes of calculating FFOM.
Interest expense	$ (28,977)	$ (29,000)	$ (28,900)	$ (29,300)	$ (29,200)	Net of $2.5 million of capitalized interest in each quarter.
Less: OCPP interest expense	$ 918	$ 1,000	$ 1,000	$ 900	$ 900	
Amortization of deferred financing costs	$ (1,296)	$ (1,300)	$ (1,300)	$ (1,400)	$ (1,400)	Excluding OCPPs for the purposes of calculating FFOM.
Corporate depreciation	$ (749)	$ (800)	$ (800)	$ (700)	$ (700)	Represents corporate depreciation expense not added back in the calculation of FFO as per the NAREIT definition of FFO.
OCPP overhead	$ (408)	$ (500)	$ (500)	$ (400)	$ (400)	
Income tax provision	$ (340)	$ (300)	$ (300)	$ (300)	$ (300)	
JV partners' share of net income	$ (300)	$ (300)	$ (300)	$ 1,500	$ 1,500	
JV partners' share of depreciation and amortization	$ (1,892)	$ (1,900)	$ (1,900)	$ (1,900)	$ (1,900)	For the purposes of calculating NAV, the company excludes $11.3 million of annual NOI and $148.5 million of mortgage debt related to consolidated joint venture partners' share of NOI and any mortgage debt.
Contribution from OCPPs	$ 647	$ 1,100	$ 1,100	$ 900	$ 900	Includes the company's 50% share of OCPP net cash flow and management and development fees received, as per the definition of FFOM on page S-17.
Elimination of litigation settlement expense	$ 1,200	$ —	$ —	$ —	$ —	
Stockholder engagement and other proxy advisory costs	$ 914	$ 900	$ 900	$ —	$ —	See G&A note above
Executive retirement charges	$ 538	$ —	$ —	$ 1,300	$ 1,300	
FFOM per share - diluted	**$ 0.57**	**$ 0.54**	**$ 0.56**	**$ 0.35**	**$ 0.38**	

1. Refer to page S-16 for detail of the 2021 same store and new property groupings.

S-15

Detail of Property Groupings

As of March 31, 2021

	2021 Grouping				2022 Grouping			
	Same Store Properties		New Properties		Same Store Properties		New Properties	
	# of Properties	Design Beds	# of Properties	Design Beds	# of Properties	Design Beds	# of Properties	Design Beds
Properties Purchased or Developed Prior to January 1, 2020	157	95,351			157	95,351		
2020 Development Deliveries [1]			3	2,483	2	856	1 [2]	1,627 [2]
2021 Development Deliveries [1]			—	3,369			—	3,369
2022 Development Deliveries [1]			—	3,235			—	3,235
2023 Development Deliveries [1]			—	2,209			—	2,209
Total Owned Properties	**157**	**95,351**	**3**	**11,296**	**159**	**96,207**	**1**	**10,440**

Grand Total # of Owned Properties (All Groupings)	**160**
Grand Total Owned Design Beds (All Groupings)	**106,647**

Note on Property Portfolio: When disclosing our number of properties and design beds as of a certain date, we include all properties that are owned and operating as of that date, as well as properties that are under construction and anticipated to open for operations in future years. Properties that are in our development pipeline but have not yet commenced construction are not included.

2021: The 2021 same store grouping represents properties owned and operating for both of the entire calendar years ended December 31, 2021 and 2020. This same store grouping will be used for purposes of presenting our 2021 same store operating results.

2022: The 2022 same store grouping represents properties owned and operating for both of the entire calendar years ended December 31, 2022 and 2021. This same store grouping will be used for purposes of presenting our 2022 same store operating results.

1. The Disney College Program project will be delivered in multiple phases over several years with initial deliveries occurring in 2020 and full development completion anticipated in 2023. All phases are counted as one property in the table above. As of April 2021, three phases have been completed totaling 2,611 beds.
2. Represents phases I - II of the Disney College Program project, which were completed in May and August 2020. All phases of the Disney College program project will be included in our same store results as one property beginning in 2025 once all ten phases have been completed and operating for two full calendar years.

S-16

Definitions ACE The company’s American Campus Equity program, whereby the company enters into long-term ground/facility lease agreements with Universities to invest our capital and to develop, own, and operate on-campus student housing communities. Properties under this structure are considered to be owned and are included in the company's consolidated financial statements. Adjusted EBITDA* EBITDA, including pro forma adjustments to reflect acquisitions, development deliveries, and dispositions as if such transactions had occurred on the first day of the 12-month period presented. Adjusted Interest Expense* Interest Expense, including pro forma adjustments to reflect acquisitions, development deliveries, dispositions, debt repayments, and debt refinancings as if such transactions had occurred on the first day of the 12-month period presented. Cash Cash and cash equivalents, determined on a consolidated basis in accordance with GAAP. Cash Interest Expense* Consolidated interest expense calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) the amortization of mark-to-market premiums/discounts on mortgage loans assumed in connection with acquisitions; (ii) capitalized interest; and (iii) the change in accrued interest during the period presented. Design Beds Total beds based on the original property design, generally as specified in the construction documents. EBITDA* Consolidated net income calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) interest expense; (ii) provision for income taxes; (iii) depreciation, amortization and all other non- cash items; (iv) provision for gains and losses; (v) noncontrolling interests; and (vi) extraordinary and other non-recurring items, as we determine in good faith. Funds from Operations (”FFO”) Determined based on the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). Calculated as consolidated net income or loss attributable to common shares computed in accordance with GAAP, excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Also excludes non-cash impairment charges. FFO Modified (”FFOM”) FFO modified to reflect certain adjustments related to the economic performance of our on-campus participating properties, and other items, as we determine in good faith, that do not reflect our core operations on a comparative basis. The company believes it is meaningful to eliminate the FFO generated from the on-campus participating properties and instead to reflect the company's 50% share of the properties' net cash flow and management and development fees received, as this measure better reflects the economic benefit derived from the company's involvement in the operation of these properties. GAAP Accounting principles generally accepted in the United States of America. Interest Coverage* Adjusted EBITDA / Adjusted Interest Expense. Net Debt* Total Debt less Cash. Net Debt to EBITDA* Net Debt divided by Adjusted EBITDA. Net Operating Income “NOI” Property revenues less direct property operating expenses, excluding depreciation, but including an allocation of costs related to corporate management and oversight. * These definitions are provided for purposes of calculating the company’s unsecured notes covenants and other key ratios. S-17

Definitions On-campus Participating Properties A transaction structure whereby the company enters into long-term ground/facility lease agreements with Universities to develop, construct, and operate student housing communities. Under the terms of the leases, title to the constructed facilities is held by the University/lessor and such lessor receives 50% of net cash flows, as defined, on an annual basis through the term of the lease. Operating Expenses General & administrative and other expenses include security costs, shuttle costs, and property-level general and administrative costs as well as an allocation of costs related to corporate management and oversight. Also includes acquisition integration costs, food service, and other miscellaneous expenses. Utilities expense represents gross expenses prior to any recoveries from tenants, which are reflected in owned properties revenues. Payroll expense includes payroll and related expenses for on-site personnel including general managers, maintenance staff, and leasing staff. Repairs and maintenance expense includes general maintenance costs such as interior painting, routine landscaping, pest control, fire protection, snow removal, elevator maintenance, roof and parking lot repairs, and other miscellaneous building repair costs. Also includes costs related to the annual turn process. Marketing expense includes costs related to property marketing campaigns associated with our ongoing leasing efforts. Physical Occupancy Occupied beds, including staff accommodations, divided by Design Beds. Rentable Beds Design Beds less beds used by on-site staff. Same Store Grouping Properties owned and operating for both of the entire annual periods presented, which are not conducting or planning to conduct substantial development, redevelopment, or repositioning activities, and are not classified as held for sale as of the current period-end. Includes the full operating results of properties owned through joint ventures in which the company has a controlling financial interest and which are consolidated for financial reporting purposes. Secured Debt* The portion of Total Debt that is secured by a mortgage, trust, deed of trust, deed to secure indebtedness, pledge, security interest, assignment of collateral, or any other security agreement. Total Asset Value* Undepreciated book value of real estate assets and all other assets, excluding receivables, intangibles, and right of use assets, of our consolidated subsidiaries, all determined in accordance with GAAP. Total Debt* Total consolidated debt calculated in accordance with GAAP, including finance leases and excluding mark-to-market premiums/ discounts on mortgage loans assumed in connection with acquisitions, the original issued discount on unsecured notes, and deferred financing costs. Total Equity Market Value Fully diluted common shares times the company’s stock price at period-end. Unencumbered Asset Value* The sum of (i) the undepreciated book value of real estate assets which are not subject to secured debt; and (ii) all other assets, excluding accounts receivable and intangibles, for such properties. Does not include assets of unconsolidated joint ventures. Unsecured Debt* The portion of Total Debt that is not Secured Debt. * These definitions are provided for purposes of calculating the company’s unsecured notes covenants and other key ratios. S-18

Investor Information

Executive Management

Bill Bayless	Chief Executive Officer
Jim Hopke	President
Jennifer Beese	Chief Operating Officer
Daniel Perry	Chief Financial Officer
William Talbot	Chief Investment Officer
Kim Voss	Chief Accounting Officer

Research Coverage

Angus Kelleher	Argus Research Company	(203) 548-9892	akelleher@argusresearch.com
Jeffery Spector	Bank of America / Merrill Lynch	(646) 855-1363	jeff.spector@baml.com
Neil Malkin	Capital One	(571) 633-8191	neil.malkin@capitalone.com
Michael Bilerman / Nick Joseph	Citigroup Equity Research	(212) 816-1383 / (212) 816-1909	michael.bilerman@citi.com / nicholas.joseph@citi.com
Derek Johnston / Tom Hennessy	Deutsche Bank Securities, Inc.	(212) 250-5683 / (212) 250-4063	derek.johnston@db.com / tom.hennessy@db.com
Steve Sakwa / Samir Khanal	Evercore ISI	(212) 446-9462 / (212) 888-3796	steve.sakwa@evercoreisi.com / samir.khanal@evercoreisi.com
Richard Skidmore	Goldman Sachs & Co.	(801) 741-5459	richard.skidmore@gs.com
John Pawlowski / Alan Peterson	Green Street Advisors	(949) 640-8780 / (949) 640-8780	jpawlowski@greenstreetadvisors.com / apeterson@greenstreetadvisors.com
Anthony Paolone / Nikita Bely	J.P. Morgan Securities	(212) 622-6682 / (212) 622-0695	anthony.paolone@jpmorgan.com / nikita.bely@jpmorgan.com
Jordan Sadler / Austin Wurschmidt	KeyBanc Capital Markets	(917) 368-2280 / (917) 368-2311	jsadler@key.com / awurschmidt@key.com
Alexander Goldfarb / Daniel Santos	Piper Sandler & Co.	(212) 466-7937 / (212) 466-7927	alexander.goldfarb@psc.com / daniel.santos@psc.com

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of the company or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Corporate Headquarters

American Campus Communities, Inc.
12700 Hill Country Blvd., Suite T-200
Austin, Texas 78738

Tel: (512) 732-1000
Fax: (512) 732-2450
www.americancampus.com

Investor Relations

Ryan Dennison
SVP, Capital Markets and Investor Relations

(512) 732-1000
rdennison@americancampus.com

S-19

Forward-looking Statements and Non-GAAP Financial Measures In addition to historical information, this press release contains forward-looking statements under the applicable federal securities law. These statements are based on management’s current expectations and assumptions regarding markets in which American Campus Communities, Inc. (the “company”) operates, operational strategies, anticipated events and trends, the economy, and other future conditions. Forward- looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. These risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward looking-statements include those related to the COVID-19 pandemic, about which there are still many unknowns, including the duration of the pandemic and the extent of its impact, and those discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2020 under the heading “Risk Factors” and under the heading “Business - Forward-looking Statements” and subsequent quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statements, including our expected 2021 operating results, whether as a result of new information, future events, or otherwise. This presentation contains certain financial information not derived in accordance with United States generally accepted accounting principles (“GAAP”). These items include earnings before interest, tax, depreciation and amortization (“EBITDA”), net operating income (“NOI”), funds from operations (“FFO”) and FFO-Modified (“FFOM”). Refer to Definitions for a detailed explanation of terms appearing in the supplement. The Company presents this financial information because it considers each item an important supplemental measure of its operating performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. These measures should not be considered as alternatives to net income or loss computed in accordance with GAAP as an indicator of the Company's financial performance or to cash flow from operating activities computed in accordance with GAAP as an indicator of its liquidity, nor are these measures indicative of funds available to fund its cash needs, including its ability to pay dividends or make distributions.